EXHIBIT 99.2

Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma condensed combined financial information is provided for informational purposes only. The unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the (i) historical financial statements of TriStar Wellness Solutions Inc. (TriStar) included in its Annual Report on Form 10-K for the year ended December 31, 2012; (ii) the historical financial statements of TriStar for the three months ended March 31, 2013 included in its Form 10-Q; and (iii) the audited financial statements of HemCon Medical Technologies, Inc. ("HemCon") as of and for the year ended December 31, 2012, which are included in Exhibit 99.2 to this Current Report Form 8-K/A; (iv) the historical financial statements of HemCon for the three months ended March 31, 2013 which are also included in Exhibit 99.2 to this Current Report Form 8-K/A.

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and December 31, 2012, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 and year ended December 31, 2012 are presented herein. The unaudited pro forma condensed combined balance sheet as of March 31, 2013 gives effect to the acquisition as if it had been completed on March 31, 2013 and combines the balance sheet of TriStar and the assets acquired from HemCon. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 give effect to the acquisition as if it had occurred on January 1, 2013.  The unaudited pro forma condensed combined balance sheet as of December 31, 2012 gives effect to the acquisition as if it had been completed on December 31, 2012, and combines the balance sheet of TriStar and the assets acquired from HemCon. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 give effect to the acquisition as if it had occurred on January 1, 2012.

The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of TriStar and HemCon as of March 31, 2013 and December 31, 2012. The unaudited pro forma combined statements of operations were prepared using the historical statements of operations of TriStar for the three months ended March 31, 2013 and year ended December 31, 2012 and the historical statements of operations of HemCon for the three months ended March 31, 2013 and twelve months ended December 31, 2012.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the acquisition, are factually supportable and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited condensed combined financial statements, and is not necessarily indicative of the combined results of operations or financial condition had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future results of operations or financial position of the combined company. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and information available as of the date of this Current Report on Form 8-K/A. Actual results may differ from the amounts reflected in the unaudited pro forma condensed combined financial statements, and the differences may be material.

TriStar Wellness Solutions, Inc. (“TWSI”)
 Pro Forma Condensed Combined Balance Sheet
 As of March 31, 2013
(in thousands, except share and per share amounts)

	Historical		Pro Forma		Pro Forma
	TWSI	Hemcon	Adjustments	Notes	Combined
Assets
Current Assets
Cash and cash equivalents	$54	$1,814	$(1,814)	B	$179
			3,200	A
			(3,075)	C
Accounts receivable, net	3	809	809	C	812
			(809)	B
Inventories	27	1,241	(1,241)	B	1,268
			1,241	C
Other current assets	-	1,791	(1,791)	B	-
Total current assets	84	5,655	(3,480)		2,259
Property and equipment, net	1	1,404	(1,404)	B	1,405
			1,404	C
Deposits and other assets	-	53	(53)	B	-
Goodwill	-	791	(791)	B	121
			121	C
Total assets	85	$7,903	(4,203)		3,785

Liabilities and Stockholders' Equity
Current Liabilities
Short term debt	368	$21,911	(21,911)	B	785
			500	A
			(83)	A
Short term debt due to related parties	-	$-	2,700	A	178
			(2,522)	A
Accounts payable and accrued expenses	633	40,463	(40,463)	B	1,133
			500	C
Other current liabilities	-	8,753	(8,753)	B
Total current liabilities	1,001	71,127	(70,032)		2,096
Total liabilities	$1,001	$71,127	$(70,032)		$2,096
Redeemable convertible preferred Subject to Compromise
Series A	-	801	(801)	B	-
Series B	-	5,904	(5,904)	B	-
Series C	-	12,000	(12,000)	B	-
Total redeemable convertible preferred	-	$18,705	(18,705)		-
Stockholders' equity
Convertible preferred stock	5				5
Common stock	4	5	(5)	B	4
Additional paid in capital	11,063	6,275	(6,275)	B	13,668
			2,605	A
Retained earnings	-	(89,308)	89,308	B	-
Accumulated other comprehensive income	-	1,099	(1,099)	B	-
Accumulated deficit	(11,988)	-			(11,988)
Total stockholders equity (deficit)	(916)	$(81,929)	84,534		1,689
Total liabilities and stockholders' equity	$85	$7,903	$(4,203)		$3,785

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

				Short
			Short	Term	Additional
			Term	Debt	Paid-in
		Cash	Debt	(Related Party)	Capital	Total
	Issuance of promissory notes with detachable warrants
A	Issuance of promissory notes	$3,200	(500)	(2,700)	-	-
	Issuance of warrants to purchase 1,650,000 of TWSI common stock at an exercise price of $2.74 (1)	-	83	2,522	(2,605)	-

		$3,200	(417)	(178)	(2,605)	-

B	Elimination of of the assets, liabilities and equity not acquired in the transaction

Cash	$(1,814)
Accounts receivable, net	(809)
Inventories	(1,241)
Other current assets	(1,791)
Property and equipment, net	(1,404)
Deposits and other assets	(53)
Goodwill	(791)
Short term debt	21,911
Accounts payable and accrued expenses	40,463
Other current liabilities	8,753
Total redeemable convertible preferred	18,705
Common stock	5
APIC	6,275
Retained earnings	(89,308)
Accumulated other comprehensive income	1,099
Total	-

C	Purchase Business Combination	Cash	Accounts receivable	Inventories	Property and Equipment	Goodwill and other intangible assets	Accounts payable and accrued expenses	Total
	Purchase of 100% of Hemcon's voting securties in exchnage for $3,075,000	$(3,075)	809	1,241	1,404	121	(500)	-

(1)
The debt is recognized and measured by allocating a portion of the proceeds to warrants, based on their relative fair value, and as a reduction to the carrying amount of the debt. The discount recorded in connection with the warrant valuation is recognized as non-cash interest expense and is amortized over the term of the debt.

The warrants issued are based on the Black Scholes Model using the following assumptions:
Exercise price:	$2.74
Market price at date of issue:	$2.74
Expected volatility:	85%
Term:	4 years
Risk-free interest rate:	0.40%

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

TriStar Wellness Solutions, Inc. (“TWSI”)
  Pro Forma Combined Statement of Operations
 For the Three Months Ended March 31, 2013
(in thousands, except share and per share amounts)

	Historical		Pro Forma		Pro Forma
	TWSI	Hemcon	Adjustments	Notes	Combined
Revenue	$7	$1,283	$-		$1,290
Cost of reveunes	44	997	-		1,041
Gross profit	(37)	286	-		249

Operating expenses
Research and development and clinical trials	921	116	-		1,037
Sales and marketing	-	98	-		98
Amortization of intangible assets	2	-	-		2
General and administrative	1,204	660	-		1,864
Total operating expenses	2,127	874	-		3,001
Income (loss) from operations	(2,164)	(588)	-		(2,752)

Other income (expense)
Interest expense	(9)	(3)	(1,464)	D	(1,476)
Foreign currency losses	-	(131)	-		(131)
Other income	-	(1)	-		(1)
Total other expenses	(9)	(135)	(1,464)		(1,608)

Loss before reorganization Items	(2,173)	(723)	(1,464)		(4,360)

Reorganization Expenses	-	128	-		128

Loss from continuing operations before provision for income taxes		(851)	(1,464)		(2,315)
Provision for income taxes		(5)	-		(5)
Income (loss) from continuing operations	(2,173)	(856)	(1,464)		(4,493)
Income (loss) from discontinued operations, net of taxes	-	5,150	-		5,150
Net loss	$(2,173)	$4,294	$(1,464)		$658

Continuing operation
Basic and diluted loss per share	$(0.08)				$(0.16)

Discontinued operations
Basic and diluted loss per share	$-				$0.19

Basic and diluted weighted average common shares outstanding	26,865,090				26,865,090

D	Interest expense on debt - Three Months Ended March 31, 2013
		Total Interest Expense
	Face value of debt $2,800,000 multiplied by coupon of 18%	$126
	Face value of debt $400,000 multiplied by coupon of 10%	10
	Loan fee due to related party	25
	Amortization of debt discount (3 months)	1,303
	Total	1,464

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

TriStar Wellness Solutions, Inc. (“TWSI”)
 Pro Forma Condensed Combined Balance Sheet
 As of December 31, 2012
(in thousands, except share and per share amounts)

	Historical		Pro Forma		Pro Forma
	TWSI	Hemcon	Adjustments	Notes	Combined
Assets
Current Assets
Cash and cash equivalents	$11	$413	$(413)	B	$136
			3,200	A
			(3,075)	C
Accounts receivable, net	-	802	802	C	802
			(802)	B
Inventories	12	1,111	(1,111)	B	1,123
			1,111	C
Other current assets	-	328	(328)	B	-
Total current assets	23	2,654	(616)		2,061
Property and equipment, net	1	1,530	(1,530)	B	1,531
			1,530	C
Deposits and other assets	-	53	(53)	B	-
Goodwill	-	791	(791)	B	132
			132	C
Total assets	24	5,028	(1,328)		3,724

Liabilities and Stockholders' Equity
Current Liabilities
Short term debt	50	$22,411	(22,411)	B	467
			500	A
			(83)	A
Short term debt due to related parties	525	$-	2,700	A	703
			(2,522)	A
Accounts payable and accrued expenses	318	40,649	(40,649)	B	818
			500	C
Other current liabilities	-	9,601	(9,601)	B	-
Total current liabilities	893	72,661	(71,566)		1,988
Total liabilities	893	$72,661	$(71,566)		$1,988
Redeemable convertible preferred Subject to Compromise
Series A	-	801	(801)	B	-
Series B	-	5,904	(5,904)	B	-
Series C	-	12,000	(12,000)	B	-
Total redeemable convertible preferred	-	$18,705	(18,705)		-
Stockholders' equity
Convertible preferred stock	6				6
Common stock	0	5	(5)	B	0
Additional paid in capital	8,939	6,275	(6,275)	B	11,544
			2,605	A
Retained earnings	-	(93,602)	93,602	B	-
Accumulated other comprehensive income	-	984	(984)	B	-
Accumulated deficit	(9,814)	-			(9,814)
Total stockholders equity (deficit)	(869)	(86,338)	88,943		1,736
Total liabilities and stockholders' equity	$24	$5,028	$(1,328)		$3,724

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

				Short
			Short	Term	Additional
		Cash	Term Debt	Debt (Related Party)	Paid-in Capital	Total
	Issuance of promissory notes with detachable warrants
A	Issuance of promissory notes	$3,200	(500)	(2,700)	-	-
	Issuance of warrants to purchase 1,650,000 of TWSI common stock at an exercise price of $2.74 (1)	-	83	2,522	(2,605)	-

		$3,200	(417)	(178)	(2,605)	-

B	Elimination of of the assets, liabilities and equity not acquired in the transaction

Cash	$(413)
Accounts receivable, net	(802)
Inventories	(1,111)
Other current assets	(328)
Property and equipment, net	(1,530)
Deposits and other assets	(53)
Goodwill	(791)
Short term debt	22,411
Accounts payable and accrued expenses	40,649
Other current liabilities	9,601
Total redeemable convertible preferred	18,705
Common stock	5
APIC	6,275
Retained earnings	(93,602)
Accumulated other comprehensive income	984
Total	-

C	Purchase Business Combination	Cash	Accounts receivable	Inventories	Property and Equipment	Goodwill and other intangible assets	Accounts payable and accrued expenses	Total
	Purchase of 100% of Hemcon's voting securties in exchnage for $3,075,000	$(3,075)	802	1,111	1,530	132	(500)	-

(1)
The debt is recognized and measured by allocating a portion of the proceeds to warrants, based on their relative fair value, and as a reduction to the carrying amount of the debt. The discount recorded in connection with the warrant valuation is recognized as non-cash interest expense and is amortized over the term of the debt.

The warrants issued are based on the Black Scholes Model using the following assumptions:
Exercise price:	$2.74
Market price at date of issue:	$2.74
Expected volatility:	85%
Term:	4 years
Risk-free interest rate:	0.40%

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

TriStar Wellness Solutions, Inc. (“TWSI”)
  Pro Forma Combined Statement of Operations
 For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	Historical		Pro Forma		Pro Forma
	TWSI	Hemcon	Adjustments	Notes	Combined
Revenue	$-	$4,943	$-		$4,943
Cost of reveunes	-	4,359	-		4,359
Gross profit	-	584	-		584

Operating expenses
Research and development and clinical trials	700	990	-		1,690
Sales and marketing	-	1,138	-		1,138
Amortization of intangible assets	84	-	-		84
General and administrative	999	3,328	-		4,327
Total operating expenses	1,784	$5,456	-		7,240
Income (loss) from operations	(1,784)	$(4,872)	-		(6,656)

Other income (expense)
Interest expense	(35)	(704)	(2,927)	E	(3,666)
Foreign currency losses	-	84	-		84
Other income	-	(57)	-		(57)
Total other expenses	(35)	(677)	(2,927)		(3,639)

Loss before reorganization Items	(1,818)	(5,549)	(2,927)		(10,294)

Reorganization Expenses	-	1,556	-		1,556

Loss from continuing operations before provision for income taxes		(7,105)	(2,927)		(10,032)
Provision for income taxes		467	-		467
Loss from continuing operations	(1,818)	(6,638)	(2,927)		(11,383)
Income (loss) from discontinued operations, net of taxes	(430)	2,063	-		1,633
Net loss	$(2,249)	$(4,575)	$(2,927)		$(9,751)

Continuing operation
Basic and diluted loss per share	$(44.32)				$(277.43)

Discontinued operations
Basic and diluted loss per share	$(10.48)				$39.79

Basic and diluted weighted average common shares outstanding	41,032				41,032

E	Interest expense on debt - Year Ended December 31, 2012
		Total Interest Expense
	Face value of debt $2,800,000 multiplied by coupon of 18%	$252
	Face value of debt $400,000 multiplied by coupon of 10%	20
	Loan fee due to related party	50
	Amortization of debt discount (6 months)	2,605
	Total	2,927

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements

TriStar Wellness Solutions Inc.
 Notes to Unaudited Pro Forma Condensed
Combined Financial Statements

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and December 31, 2012, and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 are presented herein. The unaudited pro forma condensed combined balance sheet as of March 31, 2013 gives effect to the acquisition as if it had been completed on March 31, 2013, and combines the unaudited balance sheet of TriStar Wellness Solutions Inc. ("the Company or TWSI") and the assets acquired from HemCon Medical Technologies, Inc. (“HemCon”). The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2013 give effect to the acquisition as if it had occurred on January 1, 2013.  The unaudited pro forma condensed combined balance sheet as of December 31, 2012 gives effect to the acquisition as if it had been completed on December 31, 2012, and combines the unaudited balance sheet of TriStar and the assets acquired from HemCon.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 give effect to the acquisition as if it had occurred on January 1, 2012.

The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of TWSI and HemCon as of March 31, 2013 and December 31, 2012. The unaudited pro forma condensed combined statements of operations were prepared using the historical statements of operations of TWSI for the three months ended March 31, 2013 and year ended December 31, 2012, and the historical statements of operations of HemCon for the three months ended March 31, 2013 and the year ended December 31, 2012.

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited condensed combined financial statements, and is not necessarily indicative of the condensed combined results of operations or financial condition had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not reflect any cost savings or integration costs. The unaudited pro forma condensed combined financial information does not purport to project the future results of operations or financial position of the condensed combined company. The pro forma adjustments are based on preliminary estimates of the fair values of assets acquired and information available as of the date of this Current Report on Form 8-K/A. Certain valuations are currently in process. Actual results may differ from the amounts reflected in the unaudited pro forma condensed combined financial statements, and the differences may be material.

Note 2 - Transaction and Purchase Consideration

On May 6, 2013, we closed the acquisition of HemCon Medical Technologies Inc., an Oregon corporation (“HemCon”), pursuant to the terms of an Agreement for Purchase and Sale of Stock entered into by and between us and HemCon (the “Agreement”).   The Agreement was entered into as part of HemCon’s Fifth Amended Plan of Reorganization in its bankruptcy proceeding (United States Bankruptcy Court, District of Oregon, Case No. 12-32652-elp11) and was approved by the Court as part of HemCon’s approved Plan of Reorganization.  Under the Agreement, we purchased 100 shares of HemCon’s common stock, representing 100% of HemCon’s then-outstanding voting securities, in exchange for $3,075,000 (the “Purchase Price”).  The Purchase Price was paid to the Court and the Trustee of the bankruptcy proceeding to be distributed to HemCon’s creditors in accordance with the Plan of Reorganization.

Prior to closing the acquisition of HemCon we borrowed money from several different parties, primarily the following:

1)
A Promissory Note with DayStar Funding, LP, a Texas limited partnership and a party controlled by Frederick A. Voight one of our officers and directors, in the principal amount of $2,500,000.  The note has an interest rate of 1.5% per month and is due on or before November 6, 2013.  Additionally, a loan fee of 2% of the principal amount is due and payable by us to lender on or before the maturity date.  In connection with this promissory note, we issued DayStar Funding, LP, warrants to purchase 1,500,000 shares of our common stock at an exercise price $2.74 per share, which was the fair market value of our common stock on the date of issuance.

2)
A Promissory Note with the Lawrence K. Ingber Trust, dated June 14, 1980, as amended and restated March 6, 2006, in the principal amount of $100,000.  The note has an interest rate of 1.5% per month, simple interest, and is due on or before November 6, 2013.  In connection with this promissory note, we issued the Lawrence K. Ingber Trust warrants to purchase 50,000 shares of our common stock at an exercise price $2.74 per share, which was the fair market value of our common stock on the date of issuance.

3)
A Promissory Note with James Linderman, the father of one of our officers and directors, in the principal amount of $100,000.  The note has an interest rate of 1.5% per month, simple interest, and is due on or before August 6, 2013.  In connection with this promissory note, we issued Mr. James Linderman warrants to purchase 50,000 shares of our common stock at an exercise price $2.74 per share, which was the fair market value of our common stock on the date of issuance.

4)
A Promissory Note with James Barickman, one of our officers and directors, in the principal amount of $50,000.  The note has an interest rate of 1.5% per month, simple interest, and is due on or before November 6, 2013.  In connection with this promissory note, we issued Mr. James Barickman warrants to purchase 25,000 shares of our common stock at an exercise price $2.74 per share, which was the fair market value of our common stock on the date of issuance.

5)
A Promissory Note with John Linderman, one of our officers and directors, in the principal amount of $50,000.  The note has an interest rate of 1.5% per month, simple interest, and is due on or before November 6, 2013.  In connection with this promissory note, we issued Mr. John Linderman warrants to purchase 25,000 shares of our common stock at an exercise price $2.74 per share, which was the fair market value of our common stock on the date of issuance.

6)
A Loan Agreement with an unaffiliated third party for a loan of up to $750,000, payable in two tranches, $400,000 was paid in connection with the closing of the acquisition of HemCon, and $350,000 payable within 20 days after the closing of the acquisition of HemCon.  The loan has an interest rate of 10% per annum and is due on or before November 6, 2013.

The acquisition has been accounted for as a business combination and the Company valued all assets and liabilities acquired at their estimated fair values on the date of acquisition. Accordingly, the assets and liabilities of the acquired entity were recorded at their estimated fair values at the date of the acquisition.

The estimated purchase price allocation is based on preliminary estimates of fair value as of March 31, 2013 is as follows (dollars in thousands):
Accounts receivable	$809
Inventories	1,241
Property and equipment	1,404
Accounts payable and accrued expenses	(500)
Goodwill and other intangible assets	121
Total acquisition cost allocated	$3,075
The purchase price consists of the following:
Cash	$3,075

The estimated purchase price allocation is based on preliminary estimates of fair value as of December 31, 2012 is as follows (dollars in thousands):
Accounts receivable	$802
Inventories	1,111
Property and equipment	1,530
Accounts payable and accrued expenses	(500)
Goodwill and other intangible assets	132
Total acquisition cost allocated	$3,075
The purchase price consists of the following:
Cash	$3,075